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                                                          SEC File Nos. 002-8602
                                                                       881-03833

                         MAINSTAY VP SERIES FUND, INC.


             Supplement dated August 12, 2005 ("Supplement") to the
                          Prospectus dated May 1, 2005


      This Supplement updates certain information contained in the Prospectus ("Prospectus") for MainStay VP Series Fund, Inc. ("Fund"). You may obtain copies of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.    MainStay VP Bond Portfolio
      --------------------------

(a) The first two sentences of the fourth paragraph under the Section entitled, "Principal Risks" for the MainStay VP Bond Portfolio are deleted and replaced with the following sentence:

"The Portfolio may engage in securities lending."

(b) The following new paragraph is added to the end of the Section entitled, "Investment Process" for the MainStay VP Bond Portfolio:

      "The Portfolio may invest in dollar rolls. A dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest."

2.    The Fund and Its Management - The Manager
      -----------------------------------------

The following new fourth paragraph is added to the Section entitled "The Fund and Its Management - The Manager":

"Effective August 1, 2005, pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117, provides sub-administration and sub-accounting services for the Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM."
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                                                          SEC File No.s 002-8602
                                                                       811-03833


3.    Custodian
      ---------

The paragraph under the Section entitled "CUSTODIAN" is deleted and replaced with the following:

CUSTODIAN

"Effective August 1, 2005, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117, is the Custodian for cash and securities for the Portfolios. It also has subcustodial agreements for holding these Portfolios' foreign assets."